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                                                                   Exhibit 10.64

                        AMENDMENT TO SECURITY AGREEMENTS
                               (LOAN B GUARANTORS)


         THIS AMENDMENT TO SECURITY AGREEMENT (the "AMENDMENT") is made and entered into as of November 8, 1999, by and between the entities listed on EXHIBIT "A" attached hereto (each a "GUARANTOR" and collectively, the "GUARANTORS") and DVI BUSINESS CREDIT CORPORATION ("LENDER").

                                   BACKGROUND

         A. Pursuant to various Security Agreements dated February 25, 1997, or June 29, 1999, as the case may be, by and between Guarantors and Lender (collectively, the "SECURITY AGREEMENTS"), each Guarantor has granted to Lender a continuing first priority pledge and security interest in all existing and after-acquired Collateral (as to each Guarantor, the "SECURITY INTEREST" and collectively, the "SECURITY INTERESTS").

         B. Each Security Interest secures the prompt payment and performance of all obligations of the applicable Guarantor under its respective Unconditional Continuing Guaranty dated February 25, 1997 or June 29, 1999, as the case may be, pursuant to which that Guarantor agreed to guaranty and become surety for all present and future obligations of US Diagnostic, Inc. ("BORROWER") to Lender, including, without limitation, all obligations arising under that certain Loan and Security Agreement dated February 25, 1997, by and between Borrower and Lender, as amended, and all documents, instruments and agreements related thereto (collectively, the "LOAN DOCUMENTS").

         C. Pursuant to the terms and conditions of Amendment No. 4 to Loan and Security Agreement of even date herewith by and between Borrower and Lender (the "AMENDMENT NO. 4"), Borrower has agreed to divide its obligations under the Loan and Note into two (2) separate and distinct obligations, each secured by a separate pool of collateral.

         D. At Lender's request, Guarantors have agreed that the Security Interests granted under the Security Agreements shall hereafter secure only the obligations of Borrower under that certain Secured Promissory Note B of even date herewith given by Borrower to Lender in the original principal amount of Eleven Million Dollars ($11,000,000.00) ("NOTE B"), and NOT the obligations of Borrower under that certain Secured Promissory Note A of even date herewith given by Borrower to Lender in the original principal amount of Twenty-Four Million Dollars ($24,000,000.00) ("NOTE A"), except upon the merger of the obligations of Borrower under Note A and Note B in accordance with their terms.

         E. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Amendment No. 4.




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         NOW, THEREFORE, the parties hereto, intending to be legally bound and for good and valuable consideration, agree as follows:

         1. OBLIGATIONS. SECTION 1.1 of the Security Agreement shall be and is hereby amended by deleting in its entirety the definition of "OBLIGATIONS" contained therein and inserting in its place the following:

         ""OBLIGATIONS" mean the due and punctual payment of all amounts due under Note B and the performance of all obligations of Guarantor under the Guaranty, solely to the extent such obligations directly relate to Note B; provided, however, that if the obligations of Borrower under Note A and Note B are ever merged in accordance with their terms, the term "OBLIGATIONS" as used herein shall thereafter be automatically deemed to include the payment of all amounts due under Note A and under Note B."

         2. COUNTERPARTS. This Amendment may be executed in counterparts, all of which when taken together constitute one and the same instrument.

         3. GOVERNING LAW. This Amendment is governed by and must be interpreted and construed in accordance with the laws of the State of California (without giving effect to any principles of conflicts of law).

         4. NO WAIVER. Lender is entering into this Amendment without any forbearance, and without waiver or prejudice of, any Unmatured Default, any Event of Default or any rights or remedies Lender has or may have under the Loan Documents and applicable law, all of which rights and remedies Lender hereby expressly reserves.

         5. INTERPRETATION. Any provision in this Amendment that may be contrary to any provision of any of the Security Agreements shall prevail and override that provision of that Security Agreement. Except as expressly set forth herein, all other provisions of the Security Agreements shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

AH IMAGING, INC.                            KIRKWOOD MRI CENTER, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


MR OF KANSAS CITY, L.P.                     BRIDGETON MRI CENTER, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------





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OUTPATIENT RADIOLOGY CENTER                 DI IMAGING CENTER, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


LB IMAGING, INC.                            COMMUNITY RADIOLOGY OF
                                            VIRGINIA, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


USDL PITTSBURGH, INC.                       MEDITEK - CHATHAM
                                            INDUSTRIES, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


HEIGHTS IMAGING CENTER, INC.                MEDICAL MARKETING
                                            DEVELOPMENT, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


SANTA FE IMAGING CENTER, INC.               AFFILIATED MEDICAL IMAGING
                                            NETWORK, INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


USD DAYTON, INC.                            WESTLAKE DIAGNOSTIC CENTER,
                                            INC.


By: /s/ Joseph A. Paul                      By: /s/ Joseph A. Paul
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name: Joseph A. Paul
     -----------------------------               ------------------------------
Title: President                            Title: President
      ----------------------------                -----------------------------


MICA IMAGING, INC.


By: /s/ Joseph A. Paul
   -------------------------------
Name: Joseph A. Paul
     -----------------------------
Title: President
      ----------------------------




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                                   GUARANTORS


MR of Kansas City, L.P.
Outpatient Radiology Center
Community Radiology of Virginia, Inc.
USDL Pittsburgh, Inc.
MediTek - Chatham Industries, Inc.
Heights Imaging Center, Inc.
Medical Marketing Development, Inc.
Santa Fe Imaging Center, Inc.
Affiliated Medical Imaging Network, Inc.
USD Dayton, Inc.
Westlake Diagnostic Center, Inc.
MICA Imaging, Inc.
Bridgeton MRI Center, Inc.
Kirkwood MRI Center, Inc.
AH Imaging, Inc.
DI Imaging Center, Inc.
LB Imaging, Inc.






















                                   EXHIBIT "A"
                                       to
                        AMENDMENT TO SECURITY AGREEMENTS
                               (LOAN B GUARANTORS)




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